UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 28, 2004

UNIFI, INC.
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

1-10542
(Commission File Number)

11-2165495
(IRS Employer Identification No.)

7201 West Friendly Avenue
Greensboro, North Carolina
(Address of principal executive offices)

27410
(Zip Code)

(336) 294-4410
(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

        On July 28, 2004, Unifi, Inc. issued a press release announcing the closing of the manufacturing operations of the Unifi Textured Yarns Europe division, which are based in Letterkenny, Ireland, effective October 31, 2004, and reporting that its European operations will focus solely on the sales, distribution and service of textured yarn, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7. EXHIBITS.

99.1      News Release disseminated on July 28, 2004 by Unifi, Inc. concerning the focus of its European operations, and the closing of the manufacturing operations of the Unifi Textured Yarns Europe division, effective
             October 31, 2004.

99.2      News Release disseminated on July 29, 2004 by Unifi, Inc. concerning the results for its fourth quarter of fiscal year 2004 ending June 27, 2004.

ITEM 12. Results of Operations and Financial Condition

        On July 29, 2004, Unifi, Inc. issued a press release announcing the results for its fourth quarter of fiscal year 2004, ending June 27, 2004. A copy of the press release is furnished as Exhibit 99.2 to this report.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                      UNIFI, INC.

                                                                                       By: /s/ WILLIAM M. LOWE, JR.
                                                                                                  William M. Lowe, Jr.
                                                                                                   Vice President, Chief Operating Officer and
                                                                                                   Chief Financial Officer

  Dated: July 29, 2004